UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2011

DECISIONPOINT SYSTEMS INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-144279	to be applied for
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19655 Descartes, Foothill Ranch, CA  92610-2609
 (Address of principal executive offices) (Zip code)

(949) 465-0065
 (Registrant's telephone number, including area code)

DecisionPoint Systems, Inc.
(Former name if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

DecisionPoint Systems International, Inc. formerly known as DecisionPoint Systems, Inc.  published a press release dated June 16, 2011 announcing its merger with  Comamtech, Inc.  (now known as DecisionPoint Systems, Inc.)  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 16, 2011

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS INTERNATIONAL, INC.

Date: June 16, 2011	By:	/s/ Donald Rowley
Name: Donald Rowley
Title: Chief Financial Officer